                                                                    Exhibit 10.4

                                THIRD AMENDMENT
                                       TO
                                CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of January 7, 2000 (this "Amendment" or this "Third Amendment"), is by and between THE ACKERLEY GROUP, INC., a Delaware corporation (the "Borrower"), certain financial institutions party to the Credit Agreement (as hereinafter defined), FIRST UNION NATIONAL BANK, a national banking association, as administrative agent for the Lenders (the "Administrative Agent"), FLEET BANK, N.A. as documentation agent ("Documentation Agent") and UNION BANK OF CALIFORNIA, N.A., KEYBANK NATIONAL ASSOCIATION, and BANK OF MONTREAL, CHICAGO BRANCH as co-agents ("Co-Agents").

     This Amendment amends that certain Credit Agreement dated as of January 22, 1999, between the Borrower, the Lenders, the Administrative Agent, the Documentation Agent and the Co-Agents (as previously amended, as amended hereby and as further amended, modified, restated or supplemented from time to time, the "Credit Agreement") and the other Credit Documents referred to therein. All capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Credit Agreement.

                                    RECITALS

     A. Pursuant to the Credit Agreement, the Lenders have agreed, among other things, to provide to the Borrower term and revolving credit facilities in an aggregate principal amount of $325,000,000.

     B. The Borrower intends to sell its South Florida outdoor advertising business for cash consideration of approximately $300,000,000 (the "South Florida Outdoor Sale").

     C. The Credit Agreement requires that, with certain exceptions, one hundred percent (100%) of the Net Cash Proceeds of any Asset Disposition be used to prepay the Loans, which prepayments are to be applied (i) first, to the Term Loans, (ii) second, to the extent of any excess remaining after such application, to reduce the outstanding principal amount of Revolving Loans (with a corresponding reduction to the Revolving Credit Commitments) (the "Commitment Reduction Requirement"), and (iii) third, to the extent of any excess remaining after such application, to pay any outstanding Reimbursement Obligations (and thereafter to cash-collaterize any Letter of Credit Exposure).

     D. The Borrower (i) wishes to repay in full the Term Loans and amend the Credit Agreement to provide for a delayed-draw term loan facility in the principal amount of $150,000,000 to replace the Term Loan facility currently in effect under the Credit Agreement, (ii) wishes to repay in full the Revolving Loans and in connection therewith has requested that the Commitment Reduction Requirement be waived in connection with such prepayment and (iii) has requested certain amendments relating to the prepayment, investment, and financial covenants contained in the Credit Agreement.

         E. The Required Lenders, the Administrative Agent, the Documentation Agent and the Co-Agents are willing to agree to so amend the Credit Agreement and grant such waiver on the terms and conditions set forth herein (such amendments and waiver to take effect upon (and only upon) the repayment in full of all outstanding Loans in connection with the South Florida Outdoor Sale).


                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Borrower, the Lenders, the Administrative Agent, the Documentation Agent and the Co-Agents hereby agree as follows:


                                   ARTICLE I.

              AMENDMENTS TO CREDIT AGREEMENT AND CREDIT DOCUMENTS

         1.01.    The Credit Agreement is hereby amended as follows:

         (a) NEW DEFINED TERMS. The following definitions are hereby added, in the appropriate alphabetical order, to SECTION 1.1 of the Credit Agreement:

         "South Florida Outdoor Sale" shall have the meaning given such term in the Recitals to the Third Amendment.

         "Term Loan Borrowing Date" shall mean any Business Day during the Term Loan Borrowing Period on which date the Borrower effects a Borrowing of Term Loans; provided, however, that there shall not be in excess of two (2) Term Loan Borrowing Dates during the Term Loan Borrowing Period.

         "Term Loan Borrowing Period" shall mean the period commencing on the Third Amendment Closing Date and ending on (but including) March 31, 2001.

         "Third Amendment" shall mean the Third Amendment to Credit Agreement, dated as of January 7, 2000, between the Borrower, the Administrative Agent, the Documentation Agent, the Co-Agents and the Required Lenders.

         "Third Amendment Closing Date" shall mean the date of the Third Amendment.

         "Unutilized Term Loan Commitment" shall mean, with respect to any Lender with a Term Loan Commitment at any time, such Lender's Term Loan Commitment at such time less the


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aggregate principal amount of all Term Loans made by such Lender that are outstanding at such time.

     (b)  REVISED DEFINITIONS. (i) The following definitions set forth in
SECTION 1.1 are deleted in their entirety and are replaced with the following:

     "Term Loans" shall have the meaning given to such term in SECTION 2.1(a).

     "Term Notes" shall mean the promissory notes of the Borrower in substantially the form of Exhibit A to the Third Amendment, together with any amendments, modifications, and supplements thereto, substitutions therefor and restatements thereof.

     "Term Loan Commitment" shall mean, with respect to any Lender with a Term Loan Commitment at any time, the amount set forth opposite such Lender's name on Schedule 1 to the Third Amendment under the caption "Term Loan Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, the amount set forth for such Lender at such time in the Register maintained by the Administrative Agent pursuant to SECTION 11.7(b) as such Lender's "Term Loan Commitment," as such amount may be reduced at or prior to such time pursuant to the terms hereof.

          (ii) In the definition of "Applicable Margin Percentage," such Applicable Margin Percentage is amended to equal (a) 0.500% at all such times as the aggregate amount of Loans outstanding is greater than or equal to fifty percent (50%) of the aggregate Commitments of all Lenders, and (b) 0.625% at all other times.

          (iii) For purposes of calculating "Consolidated EBITDA," "Consolidated Funded Debt," "Consolidated Senior Funded Debt," "Consolidated Interest Expense" and cash Taxes for the period ending December 31, 1999 and each period thereafter, any consummation of the South Florida Outdoor Sale and the ensuing repayment of Loans with the proceeds thereof shall be deemed to have been consummated during the first fiscal quarter of the year ended December 31, 1999, provided that such sale is actually consummated on or before January 31, 2000.

          (iv) The following defined terms contained in Section 1.1 are hereby deleted in their entirety (and any and all references to such terms in the Credit Agreement are deemed to be references to such terms' counterparts in respect of the Term Loans as contemplated by the Third Amendment): "Tranche A Term Loans," "Tranche A Term Loan Commitment," "Tranche A Term Notes," "Tranche B Term Loans," "Tranche B Term Loan Commitment," "Tranche B Term Loan Commitment Expiration Date" and "Tranche B Term Notes."

          (v) The definition of "Credit Documents" is deemed to include the Third Amendment.

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     (c)  ARTICLE II AMENDMENTS. Sections 2.1(a), 2.2(a), 2.2(b), 2.2(c),
2.4(a), 2.4(b), 2.5(a), 2.6(f), 2.9(h) and 2.14 of ARTICLE II are hereby deleted in their entirety and are replaced with the following corresponding sections of ARTICLE II (it being expressly understood that all other provisions set forth in Article II (including without limitation Section 2.6(a)) remain in full force and effect and shall govern the Term Loans contemplated by the Third Amendment):

          2.1 COMMITMENTS. (a) Each Lender with a Term Loan Commitment severally agrees, subject to and on the terms and conditions of this Agreement, to make a loan (each, a "Term Loan," and collectively, the "Term Loans") to the Borrower on each Term Loan Borrowing Date in a principal amount not to exceed its Term Loan Commitment. No Term Loans shall be made at any time after March 31, 2001. To the extent repaid, Term Loans may not be reborrowed. No Borrowing of Term Loans shall be made hereunder if, immediately after giving effect thereto, the sum of Term Loans outstanding at such time exceeds the aggregate of the Term Loan Commitments at such time.

          2.2 BORROWINGS. (a) The Term Loans and the Revolving Loans (each a "Class" of Loan) shall, at the option of the Borrower and subject to the terms and conditions of this Agreement, be either Base Rate Loans or LIBOR Loans (each, a "Type" of Loan), provided that (i) all Loans comprising the same Borrowing shall, unless otherwise specifically provided herein, be of the same Type, (ii) the Loans (whether Revolving or Term Loans) made on the Closing Date or the Third Amendment Closing Date shall be made initially as Base Rate Loans and (iii) LIBOR Loans may be made, or Base Rate Loans may be converted into LIBOR Loans, on the date which is three (3) Business Days following the Closing Date or Third Amendment Closing Date, as applicable (so long as proper notice is given pursuant to SECTION 2.2(b) or SECTION 2.11(b)).

          (b) In order to make a Borrowing of Term Loans or Revolving Loans (other than Borrowings involving continuations or conversions of outstanding Loans, which shall be made pursuant to SECTION 2.11), the Borrower will give the Administrative Agent written notice not later than 12:00 noon, Charlotte time, three (3) Business Days prior to each Borrowing to be comprised of LIBOR Loans and on the date of each Borrowing to be comprised of Base Rate Loans; provided, however, that requests for the Borrowing of Revolving Loans to be made on the Closing Date may, at the discretion of the Administrative Agent, be given later than the times specified hereinabove. Each such notice (each "Notice of Borrowing") shall be irrevocable, shall be given substantially in the form of EXHIBIT B-1 and shall specify (1) the aggregate principal amount, Class and initial Type of the Loans to be made pursuant to such Borrowing, (2) in the case of a Borrowing of LIBOR Loans, the initial Interest Period to be applicable thereto, and (3) the requested date of such Borrowing (the "Borrowing Date"), which shall be a Business Day. Upon its receipt of a Notice of Borrowing, the Administrative Agent will promptly notify each Lender of the proposed Borrowing. Notwithstanding anything to the contrary contained herein;


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          (i)  the aggregate principal amount of all Borrowings of Term Loans shall be in an amount not in excess of the aggregate Term Loan Commitments;

          (ii) the aggregate principal amount of each Borrowing comprised of Base Rate Loans shall not be less than $1,000,000 or, if greater, an integral multiple of $500,000 in excess thereof (or, in the case of a Borrowing of Revolving Loans, if less, in the amount of the aggregate Unutilized Revolving Credit Commitments), and the aggregate principal amount of each Borrowing comprised of LIBOR Loans shall not be less than $5,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof;

          (iii) if the Borrower shall have failed to designate the Type of Loans comprising a Borrowing, the Borrower shall be deemed to have requested a Borrowing comprised of Base Rate Loans;

          (iv) if the Borrower shall have failed to select the duration of the Interest Period to be applicable to any Borrowing of LIBOR Loans, then the Borrower shall be deemed to have selected an Interest Period with a duration of one month; and

          (v) the Borrower may effect not more than two (2) separate Borrowings in respect of the Term Loans contemplated hereby.

     (c) Not later than 1:00 p.m., Charlotte time, on the requested Borrowing Date (which shall be a Term Loan Borrowing Date, in the case of the Term Loans), each Lender will make available to the Administrative Agent at its office referred to in SECTION 11.5 (or at such other locations as the Administrative Agent may designate) an amount, in Dollars and in immediately available funds, equal to the amount of the Loan or Loans to be made by such Lender. To the extent the Lenders have made such amounts available to the Administrative Agent as provided hereinabove, the Administrative Agent will make the aggregate of such amounts available to the Borrower in accordance with SECTION 2.3(a) and in like funds as received by the Administrative Agent.

     2.4 NOTES. (a) The Loans made by each Lender shall be evidenced (i) in the case of Term Loans, by a Term Note appropriately completed in substantially the form of EXHIBIT A to the Third Amendment, and (ii) in the case of Revolving Loans, by a Revolving Note appropriately completed in substantially the form of EXHIBIT A-3 to the Credit Agreement. In the event the Borrower effects a second Borrowing of Term Loans, the Term Loans will be evidenced by amended and restated Term Notes that will supercede the Term Notes executed and delivered by the Borrower in connection with the first Borrowing of Term Loans.


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     (b)  Each Term Note shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender, (iii) be dated as of the applicable Term Loan Borrowing Date (or in the case of a Term Note issued on connection with an Assignment and Acceptance, dated the effective date of the applicable Assignment and Acceptance), (iv) be in a stated principal amount equal to such Lender's pro rata share (based on the ratio determined by dividing such Lender's Term Loan Commitment to the aggregate amount of all Lenders' Term Loan Commitments) of the amount of such Borrowing being made on such Term Loan Borrowing Date (or (A) in the case of a Term Note issued in connection with an Assignment and Acceptance, in an amount equal to the unpaid principal amount of such Lenders' Term Loan; and (B) in the case of a second Borrowing of Term Loans, in an amount equal to such Lender's pro rata share (as determined above) of all outstanding Term Loans (after giving effect to such second Borrowing of Term Loans), (v) bear interest in accordance with the provisions of SECTION 2.8, as the same may be applicable from time to time to the Term Loan made by such Lender, and (vi) be entitled to all of the benefits of this Agreement and the other Credit Documents and subject to the provisions hereof and thereof.

     2.5 TERMINATION AND REDUCTION OF COMMITMENTS. (a) The Term Loan Commitments shall be automatically and permanently terminated on the earlier to occur of (i) March 31, 2001 and (ii) any earlier date upon which the Lenders having Term Loan Commitments shall have advanced the proceeds of the Term Loans in an aggregate amount equal to the sum of all of such Lenders' Term Loan Commitments, unless the Term Loans have been made in full on or prior to such date. The Revolving Credit Commitments shall be automatically and permanently terminated on the Revolving Credit Termination Date.

     2.6  MANDATORY PAYMENTS AND PREPAYMENTS.

     (f) Not later than 180 days after its receipt thereof (and in any event promptly upon its determination not to acquire additional assets or properties or otherwise to reinvest in its businesses), the Borrower will prepay the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds from any Asset Disposition (except that with respect to Asset Dispositions, the Borrower may elect, up to an aggregate cumulative amount of Net Cash Proceeds of $35,000,000 while this Agreement remains in effect (so long as, except for any Asset Swaps, no more than ten percent (10%) of gross sales proceeds in respect thereof consists of non-cash payments and fees and expenses incurred in connection therewith), to apply such proceeds to amounts of Revolving Loans without a corresponding reduction to the Revolving Credit Commitments) and will deliver to the Administrative Agent, concurrently with such prepayment, a certificate signed by a Financial Officer of the Borrower in form and substance satisfactory to the Administrative Agent and setting forth the calculation of such Net Cash Proceeds. Notwithstanding the foregoing, nothing in this subsection shall be deemed to permit any Asset Disposition not expressly permitted under SECTION 8.4.

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
          2.9  FEES.

          (h) To the Administrative Agent, for the account of each Lender with a Term Loan Commitment, a commitment fee for each calendar quarter (or portion thereof) for the period from the Third Amendment Closing Date to the expiration of the Term Loan Borrowing Period (such expiration date, the "Term Loan Commitment Fee Expiration Date"), at a per annum rate equal to the Applicable Margin Percentage in effect for such fee from time to time during such quarter, on such Lender's ratable share (based on the proportion that its Term Loan Commitment bears to the aggregate Term Loan Commitments) of the average daily aggregate Unutilized Term Loan Commitments, payable in arrears (i) on the last Business Day of each calendar quarter, beginning with the first such day to occur after the Third Amendment Closing Date, and (ii) on the Term Loan Commitment Fee Expiration Date.

          2.14 USE OF PROCEEDS. The proceeds of the Loans shall be used to finance Capital Expenditures, working capital and general corporate purposes and in accordance with the terms and provisions of this Agreement (including to finance Permitted Acquisitions in accordance with the terms and provisions of this Agreement, including without limitation the provisions set forth in SECTION 6.9).

     (d) CONDITIONS PRECEDENT. Section 4.2 is hereby deleted in its entirety and is replaced with the following:

          4.2 Conditions of Term Loans. The obligation of each Lender having a Term Loan Commitment (including any lender that was not a Lender prior to the execution and delivery of a Lender Addition and Acknowledgment Agreement) to make Term Loans on a Term Loan Borrowing Date is subject to the satisfaction of the following additional conditions precedent:

          (a) The Administrative Agent shall have received the following, each dated as of the applicable Term Loan Borrowing Date and, in sufficient copies for each Lender:

               (i) A Term Note for each Lender having a Term Loan Commitment, in accordance with SECTION 2.4(b); and

               (ii) the favorable opinions of (A) Graham & Dunn, PC, or such other law firm reasonably acceptable to the Administrative Agent, as special counsel to the Borrower, as to the matters set forth in EXHIBIT B-2 to the Third Amendment, and (B) Rubin, Winston, Diercks, Harris & Cooke, L.L.P., or such other law firm reasonably acceptable to the Administrative Agent, as FCC counsel to the Borrower, EXHIBIT B-3 to the Third Amendment, in each case addressed to the Administrative Agent and the Lenders and addressing such other matters as the Administrative Agent or any Lender may reasonably request.




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
     (b) The Administrative Agent shall have received a certificate of the secretary or an assistant secretary of the Borrower and each Subsidiary of the Borrower, in form and substance satisfactory to the Administrative Agent, certifying that subsequent to the delivery of the certificate with respect to such entity required by SECTION 4.1(c), there has been no amendment to the articles or certificate of incorporation or bylaws of such entity.

     (c) The Administrative Agent shall have received a certificate as of a recent date of the good standing of the Borrower and each Subsidiary under the laws of its jurisdiction of organization, from the Secretary of State (or comparable Governmental Authority) of such jurisdiction.

     (d) The Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions (including, without limitation, the filing of duly completed and executed UCC-1 financing statements, if applicable) as necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents shall have been completed, or arrangements satisfactory to the Administrative Agent for completion thereof shall have been made.

     (e) Each of the conditions set forth in SECTION 4.4 shall have been satisfied.

  (e) LEVERAGE RATIOS. Sections 7.1(a) and 7.1(b) are deleted in their entirety and are replaced with the following:

     7.1.  LEVERAGE RATIOS.

     (a) LEVERAGE RATIO. The Borrower will not permit the Leverage Ratio as of the last day of any fiscal quarter during the periods set forth below to be greater than the ratio set forth below opposite such period:

           Date                         Maximum Leverage Ratio
December 31, 1999 through               6.25 : 1.00
September 30, 2000

December 31, 2000 through               6.00 : 1.00
March 31, 2001

Thereafter                              5.50 : 1.00

     (b) SENIOR LEVERAGE RATIO. The Borrower will not permit the Senior Leverage Ratio as of the last day of any fiscal quarter during the periods set forth below to be greater than the ratio set forth below opposite such period:

         Date                                              Maximum Senior Leverage Ratio
         ----                                              -----------------------------
         September 30, 1999 through December 30, 1999      4.25 : 1.00

         Thereafter                                        3.75 : 1.00



     (f) CAPITAL EXPENDITURES. The following is hereby added as new Section 7.5 of the Credit Agreement:

         7.5 CAPITAL EXPENDITURES. The Borrower and its Subsidiaries shall not make Capital Expenditures in the aggregate in excess of $40,000,000 during the period beginning January 1, 2000 through the fiscal quarter ending June 30, 2001.

     (g) INVESTMENTS. Section 8.5(a) of the Credit Agreement is hereby amended by the deletion of clause (ix) thereof and the replacement of such clause with the following:

         (ix) Other Investments not to exceed $10,000,000 in the aggregate at any time.

   1.02. AMENDMENTS TO LOAN DOCUMENTS. As of the date hereof all references to the Credit Agreement in any of the Credit Documents shall refer to the Credit Agreement as amended prior to the date hereof and as amended by this Amendment, and all references to any of the Credit Documents in any of the other Credit Documents shall refer to such Credit Documents as amended prior to the date hereof and as amended hereby or in connection herewith.

                                  ARTICLE II.

                               WAIVER AND CONSENT

     A. The Administrative Agent, the Documentation Agent and the Lenders hereby waive, on a one-time basis only in connection with the repayment in full of Revolving Loans in connection with the South Florida Outdoor Sale, the Commitment Reduction Requirement (as defined in the Recitals to this Third Amendment) providing for a mandatory permanent reduction in the Revolving Credit Commitments upon the repayment of Revolving Loans with proceeds of Asset Dispositions; provided, however, that such waiver shall become void and of no force or effect as of the close of business on January 31, 2000 if the South Florida Outdoor Sale shall not have been consummated and the Revolving Loans shall not have been repaid in full as of such time. This waiver is limited to the express terms hereof and to the South Florida Outdoor Sale and shall not be deemed to apply to any other prepayment of Loans by the Borrower.

     B. The Administrative Agent, the Documentation Agent and the Lenders hereby waive, for each fiscal quarter ending December 31, 1999 through June 30, 2001 only, the requirement under the Credit Agreement that the Borrower comply with Section 7.3 of the Credit Agreement. This waiver is limited to the express terms hereof and shall not be deemed to apply to any other covenant of the Borrower or to the application of Section 7.3 of the Credit Agreement for any fiscal quarter ending after June 30, 2001.

     C. Effective as of January 5, 2000, the Lenders consent to the South Florida Outdoor Sale and waive any restriction under Section 8.4 with respect to such sale.

     D. The Lenders hereby (i) consent to the Borrower's sale of its Station KCBA-TV in Salinas, California in connection with the Asset Swap through which the Borrower acquires Station KION-TV in Monterey, California and (ii) waive any restriction under Section 8.4 with respect to such sale.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

     The Borrower hereby represents and warrants that:

     3.01 COMPLIANCE WITH CREDIT AGREEMENT. After giving effect to this Amendment, the Borrower is in compliance with all terms and provisions set forth in the Credit Agreement to be observed or performed by it.

     3.02 REPRESENTATIONS IN CREDIT AGREEMENT. The representations and warranties of the Borrower set forth in the Credit Agreement are true and correct as of the date hereof, except to the extent such representations and warranties relate solely to or are specifically expressed as of a particular date or period.

     3.03 NO EVENT OF DEFAULT. After giving effect to this Amendment and the transactions contemplated hereby, no Event of Default or Default exists under the Credit Agreement.

     3.04 CONTINUING SECURITY INTERESTS. All Loans and advances by the Lenders to the Borrower under the Credit Agreement, as amended hereby, and the Notes will continue to be secured by the Administrative Agent's security interest in all of the Collateral granted under the Credit Agreement or other Credit Documents, and nothing herein will affect the validity, perfection or enforceability of such security interests.

     3.05 CONSENTS. The execution and delivery of this Amendment and the Borrower's performance hereunder does not require the consent or approval of any Person (other than the Lenders pursuant to the Credit Agreement).

                                  ARTICLE IV.

                              CONDITIONS PRECEDENT

     The effectiveness of the foregoing amendments, consents and waivers are subject to the fulfillment of the following conditions precedent:

     (a) the Administrative Agent shall have received this Amendment (duly executed and delivered by each Lender party to the Credit Agreement and by the Borrower and, with respect to their respective consents hereto, each Subsidiary party to the Subsidiary Guaranty), in a sufficient number of execution originals for each Lender;

     (b) the Administrative Agent shall have received (i) satisfactory evidence of the consummation of the South Florida Outdoor Sale and (ii) repayment in full of all outstanding Loans under the Credit Agreement; and

     (c) the Administrative Agent shall have received the favorable opinion of Graham & Dunn, special counsel to the Borrower, as to the matters set forth in EXHIBIT B-1 hereto.

     (d) the Administrative Agent shall have received payment of the fees required to be paid pursuant to the fee letter executed by the Borrower in connection herewith.

                                   ARTICLE V.

                                    GENERAL

     5.01. FULL FORCE AND EFFECT. The Credit Agreement, as expressly amended hereby, shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment.

     5.02 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

     5.03 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     5.04 EXPENSES. Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys' fees.

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
     5.05 FURTHER ASSURANCES. Each Borrower shall execute and deliver to Administrative Agent such documents, certificates and opinions as the Administrative Agent may reasonably request to effect the amendment contemplated by this Amendment and to continue the existence, perfection and first priority of the Administrative Agent's security interests in the Collateral.

     5.06 HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

















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
     5.07 LIENS. The Borrower acknowledges and confirms that notwithstanding the repayment in full of all outstanding Loans as contemplated hereby, the Liens granted to the Administrative Agent and the Lenders pursuant to the Credit Documents remain in full force and effect to secure any future advances by the Lenders pursuant to the Credit Agreement (as amended hereby) from and after the date hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers all as of the date first above written.

                                       THE ACKERLEY GROUP, INC.


                                       By: /s/
                                          -------------------------------

                                       Title: Senior Vice President & CIO
                                              ---------------------------


                             (signatures continued)

                                   FIRST UNION NATIONAL BANK,
                                   as Administrative Agent and as Lender


                                   By:    /s/
                                          --------------------------

                                   Title: Director
                                          --------------------------










                             (signatures continued)

                                        FLEET BANK, N.A.



                                        By:   /s/  Garret Komjathy
                                              ------------------------
                                                   GARRET KOMJATHY

                                        Title:  VICE PRESIDENT
                                              ------------------------











                             (signatures continued)

                                   BANK OF MONTREAL, CHICAGO BRANCH


                                   By:    /s/ Ola Anderssen
                                         --------------------------
                                              OLA ANDERSSEN

                                   Title:  DIRECTOR
                                         --------------------------











                             (signatures continued)

                                   KEYBANK NATIONAL ASSOCIATION


                                   By:    /s/ Richard J. Ameny, Jr.
                                         ----------------------------
                                              RICHARD J. AMENY, JR.

                                   Title:  ASSISTANT VICE PRESIDENT
                                         ----------------------------











                             (signatures continued)

                                   U.S. BANK NATIONAL ASSOCIATION


                                   By:    /s/  Matthew S. Thoreson
                                         --------------------------
                                               MATTHEW S. THORESON

                                   Title:   VICE PRESIDENT
                                         --------------------------











                             (signatures continued)

                                        BANK OF AMERICA, N.A.


                                        By:   /s/ George V. Hausler
                                              -----------------------
                                                  George V. Hausler

                                        Title:   Vice President
                                              -----------------------











                             (signatures continued)

                                        THE BANK OF NOVA SCOTIA


                                        By:     /s/ Ian A. Hodgart
                                               ----------------------
                                                    IAN A. HODGART

                                        Title:   AUTHORIZED SIGNATORY
                                               ----------------------











                             (signatures continued)

                                        DRESDNER BANK AG, NEW YORK &
                                        GRAND CAYMAN BRANCHES




                                        By: /s/ Jane A. Majeski
                                            ---------------------------
                                                JANE A. MAJESKI

                                        Title: FIRST VICE PRESIDENT
                                               ------------------------




                                        By: /s/ Constance Loosemore
                                            ---------------------------
                                                Constance Loosemore


                                        Title: Assistant Vice President
                                               ------------------------





                             (signatures continued)

                                        THE CIT GROUP/EQUIPMENT
                                        FINANCING, INC.




                                        By: /s/ J.E. Palmer
                                            ---------------------------
                                                J.E. PALMER

                                        Title: ASSISTANT VICE PRESIDENT
                                               ------------------------





                             (signatures continued)

                                        BANQUE NATIONALE DE PARIS



                                        By: /s/
                                            ---------------------------


                                        Title:  Head Portfolio Manager
                                               ------------------------




                                        By: /s/ Gregg W. Bonardi
                                            ---------------------------
                                                GREGG W. BONARDI

                                        Title:  Vice President
                                               ------------------------





                             (signatures continued)

                                        FIRST HAWAIIAN BANK



                                        By: /s/ Travis Ruetenik
                                            ---------------------------
                                                TRAVIS RUETENIK

                                        Title:  ASST. VICE PRESIDENT
                                               ------------------------





                             (signatures continued)

                                        CITIZENS BANK OF MASSACHUSETTS




                                        By: /s/ Ralph H. Hinckley, Jr.
                                            ---------------------------
                                                Ralph H. Hinckley, Jr.


                                        Title:  Loan Officer
                                               ------------------------





                             (signatures continued)

                                   COMPAGNIE FINANCIERE DE CIC ET DE
                                   I'UNION EUROPEENNE



                                   By:  /s/ Marcus Edward
                                       -------------------------
                                            Marcus Edward

                                   Title:   Vice President
                                       -------------------------

                                   By:  /s/ Brian O'Leary
                                       -------------------------
                                            Brian O'Leary

                                   Title:   Vice President
                                       -------------------------



                             (signatures continued)

                              MICHIGAN NATIONAL BANK


                              By: /s/ Jeffrey W. Billig
                                 ------------------------
                                     JEFFREY W. BILLIG
                              Title: Vice President
                                 ------------------------



                             (signatures continued)

                              WASHINGTON MUTUAL BANK
                              (dba WESTERN BANK)



                              By: /s/ David M. Purcell
                                 -----------------------
                                     David M. Purcell
                              Title: Vice President
                                 -----------------------


                             (signatures continued)

                              NATEXIS BANQUE



                              By: /s/ Evan S. Kraus
                                 ------------------------------
                                      EVAN S. KRAUS
                              Title:  ASSISTANT VICE PRESIDENT
                                 ------------------------------



                              By: /s/ Cynthia E. Sachs
                                 ------------------------------
                                      CYNTHIA E. SACHS
                              Title:  VP, GROUP MANAGER
                                 ------------------------------

                          ACKNOWLEDGEMENT OF GUARANTY

Each of the undersigned, as a guarantor of the Obligations of The Ackerley Group, Inc. (the "Company") under the Credit Agreement, dated as of January 22, 1999, among the Company, certain financial institutions party thereto, First Union National Bank, in its capacity as administrative agent, Fleet Bank, N.A., in its capacity as documentation agent, and Union Bank of California, N.A., KeyBank National association and Bank of Montreal, Chicago Branch, as co-agents (the "Credit Agreement"), hereby consents to the foregoing Third Amendment to Credit Agreement, and further waives any defense to its guaranty liability occasioned by such amendment (including without limitation the extension of the maturity of the Loans as contemplated thereby). The foregoing consent and waiver of the undersigned is made as of the date of the Third Amendment.

ACKERLEY AIRPORT ADVERTISING, INC.                ACKERLEY COMMUNICATIONS OF
                                                  MASSACHUSETTS, INC.


By:  /s/ Keith Ritzmann                           By:   /s/ Keith Ritzmann
    ------------------------------                    -------------------------

Title: Assistant Secretary                        Title: Assistant Secretary
       ---------------------------                       ----------------------

AK MEDIA GROUP, INC.                              CENTRAL NEW YORK NEWS, INC.

By:   /s/ Keith Ritzmann                          By:   /s/ Keith Ritzmann
    ------------------------------                    -------------------------

Title: Assistant Secretary                        Title: Assistant Secretary
       ---------------------------                       ----------------------

KVOS TV, LTD.                                     TC AVIATION, INC.


By:   /s/ Keith Ritzmann                          By:   /s/ Keith Ritzmann
    ------------------------------                    -------------------------

Title: Assistant Secretary                        Title: Assistant Secretary
       ---------------------------                       ----------------------

                                   Schedule 1
                            The Ackerley Group, Inc.
                    Credit Agreement Dated January 22, 1999

     Schedule of Lender Commitments After Giving Effect to Third Amendment
                          Dated as of January 7, 2000

                                    Revolver           Term Loan                                 Total
Lender                             Commitment          Commitment         Percentage           Commitment
-----------------------------------------------------------------------------------------------------------
First Union National Bank        $17,500,000.00      $15,000,000.00      11.8543195266%      $32,500,000.00
Bank of America                  $10,500,000.00       $9,000,000.00       7.1005917160%      $19,500,000.00
Bank of Montreal                 $13,125,000.00      $11,250,000.00       8.8757396450%      $24,375,000.00
Bank of Nova Scotia               $7,807,692.40       $6,692,307.70       5.2799271795%      $14,500,000.10
Banque Nationale Paris            $7,000,000.00       $6,000,000.00       4.7337278107%      $13,000,000.00
CIT Group                         $4,307,692.31       $3,692,307.69       2.9130632663%       $8,000,000.00
Citizens Bank of Mass.            $7,000,000.00       $6,000,000.00       4.7337278107%      $13,000,000.00
Compagnie Financiere (CIC)        $7,000,000.00       $6,000,000.00       4.7337278107%      $13,000,000.00
Dresdner Bank                    $10,500,000.00       $9,000,000.00       7.1005917160%      $19,500,000.00
FUNB (Carolinas portfolio)        $2,692,307.69       $2,307,692.31       1.8206645444%       $5,000,000.00
First Hawaiian Bank               $5,384,615.38       $4,615,384.62       3.6413290888%      $10,000,000.00
Fleet Bank                       $14,875,000.00      $12,750,000.00      10.0591715976%      $27,625,000.00
Key Bank                         $13,125,000.00      $11,250,000.00       8.8757396450%      $24,375,000.00
Michigan National Bank            $4,375,000.00       $3,750,000.00       2.9585798817%       $8,125,000.00
NATEXIS Banque                    $5,384,615.30       $4,615,384.60       3.6413290730%       $9,999,999.90
US Bank                          $11,375,000.00       $9,750,000.00       7.6923076923%      $21,125,000.00
Western Bank                      $5,923,076.92       $5,076,923.08       4.0054619961%      $11,000,000.00
                                ---------------------------------------------------------------------------
Total                           $147,875,000.00     $126,750,000.00     100.0000000000%     $274,625,000.00

                                   EXHIBIT A

                              Borrower's Taxpayer Identification No. 91-1043807

                                    FORM OF
                                   TERM NOTE


$______________                                        ___________________, 200_
                                                       Charlotte, North Carolina

     FOR VALUE RECEIVED, THE ACKERLEY GROUP, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of

     _____________________________________(the "Lender"), at the offices of
FIRST UNION NATIONAL BANK (the "Agent") located at One First Union Center, 301 South College Street, Charlotte, North Carolina (or at such other place or places as the Agent may designate), at the times and in the manner provided in the Credit Agreement, dated as of January 22, 1999 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time parties thereto, FLEET BANK, N.A., as Documentation Agent and FIRST UNION NATIONAL BANK, as Administrative Agent, the principal sum of

     __________________________DOLLARS ($___________), under the terms and conditions of this promissory note (this "Term Note") and the Credit Agreement. The defined terms in the Credit Agreement are used herein with the same meaning. The Borrower also unconditionally promises to pay interest on the aggregate unpaid principal amount of this Term Note at the rates applicable thereto from time to time as provided in the Credit Agreement.

     This Term Note is one of a series of Term Notes referred to in the Credit Agreement and is issued to evidence the Term Loans made by the Lender pursuant to the Credit Agreement. All of the terms, conditions and covenants of the Credit Agreement are expressly made a part of this Term Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Term Note is entitled to the benefits of and remedies provided in the Credit Agreement and other Credit Documents. Reference is made to the Credit Agreement for provisions relating to the interest rate, maturity, payment, prepayment and acceleration of this Term Note.

     In the event of an acceleration of the maturity of this Term Note, this Term Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

     In the event this Term Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

     This Term Note shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina. The Borrower hereby submits to the nonexclusive jurisdiction and venue of the federal and state courts located in Mecklenburg County, North Carolina, although the Lender shall not be limited to bringing an action in such courts.

     IN WITNESS WHEREOF, the Borrower has caused this Term Note to be executed under seal by its duly authorized corporate officer as of the day and year first above written.

                                   THE ACKERLEY GROUP, INC.





                                   By:____________________________


                                   Title:_________________________

                                  Exhibit B-1

Terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, except that for purposes hereof, and the term "State" shall mean the state whose laws are covered by the opinion. The opinion should be addressed to the Administrative Agent and the Lenders under the Credit Agreement and should permit reliance thereon by the assignees and participants of the Lenders. The preamble to the following opinions should include a recitation of the documents reviewed and other customary preliminary provisions.

     1. Each of the Borrower and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

     2. Each of the Borrower and its Subsidiaries has the full corporate power and authority to execute, deliver and perform the Third Amendment to the Credit Agreement (or, in the case of the Subsidiaries, the consent thereto) (collectively, the "Amendment Documents"), to own and hold its property and to engage in its business as presently conducted.

     3. Each of the Borrower and its Subsidiaries has taken all necessary corporate action to execute, deliver and perform, and has validly executed and delivered, the Amendment Documents to which it is a party. Each Amendment Document to which the Borrower or any Subsidiary is a party constitutes the legal, valid and binding obligation of the Borrower or such Subsidiary, as the case may be, enforceable against it in accordance with its terms.

     4. The execution, delivery and performance by each of the Borrower and its Subsidiaries of the Amendment Documents to which it is a party, and compliance by it with the terms thereof, do not and will not (i) violate any provision of its articles or certificate of incorporation or bylaws, (ii) contravene any provisions of any applicable law, rule or regulation of the United States of America or the State or, to the best of our knowledge, any judgment, order, writ, injunction or decree to which it is subject, (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any indenture, agreement or other instrument to which it is a party, by which it or any of its properties is bound or to which it is subject, or (iv) except for the Liens created in favor of the Agent pursuant to the Security Documents, result in or require the creation or imposition of any Lien upon any of its property or assets.

     5. No consent, approval, authorization, exemption or other action by, notice to, or registration or filing with, any Governmental Authority of the United States of America or the State is required in connection with the due execution, delivery and performance by each of the Borrower or its Subsidiaries of the Amendment Documents to which it is a party, the legality, validity or enforceability thereof or the consummation of the transactions contemplated thereby.

     6. There are no actions, investigations, suits or proceedings pending or, to the best of our knowledge, threatened, at law, in equity or in arbitration, before any court, other Governmental Authority or other Person, (i) against or affecting the Borrower or its Subsidiaries or any of their respective properties that would, if adversely determined, be reasonably likely to have a Material Adverse Effect, or (ii) with respect to any of the Credit Documents.

     7. Such other matters reasonably requested by the Administrative Agent as a result of its due diligence or negotiation of the Credit Documents.

                                  Exhibit B-2

Terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, except that for purposes hereof, and the term "State" shall mean the state whose laws are covered by the opinion. The opinion should be addressed to the Administrative Agent and the Lenders under the Credit Agreement and should permit reliance thereon by the assignees and participants of the Lenders. The preamble to the following opinions should include a recitation of the documents reviewed and other customary preliminary provisions.

     1. Each of the Borrower and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

     2. Each of the Borrower and its Subsidiaries has the full corporate power and authority to execute, deliver and perform the Credit Documents to which it is a party, to own and hold its property and to engage in its business as presently conducted.

     3. Each of the Borrower and its Subsidiaries has taken all necessary corporate action to execute, deliver and perform, and has validly executed and delivered, each Credit Document to which it is a party (including without limitation the Term Notes [and any amendments or restatements thereof and any new Security Documents being executed in connection therewith]). Each Credit Document to which the Borrower or any Subsidiary is a party (including without limitation the Term Notes [and any amendments or restatements thereof and any new Security Documents being executed in connection therewith] constitutes the legal, valid and binding obligation of the Borrower or such Subsidiary, as the case may be, enforceable against it in accordance with its terms.

     4. The execution, delivery and performance by each of the Borrower and its Subsidiaries of the Credit Documents to which it is a party (including without limitation the Term Notes [and any amendments or restatements thereof and any new Security Documents being executed in connection therewith]), and compliance by it with the terms thereof, do not and will not (i) violate any provision of its articles or certificate of incorporation or bylaws, (ii) contravene any provisions of any applicable law, rule or regulation of the United States of America or the State or, to the best of our knowledge, any judgment, order, writ, injunction or decree to which it is subject, (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any indenture, agreement or other instrument to which it is a party, by which it or any of its properties is bound or to which it is subject, or (iv) except for the Liens created in favor of the Agent pursuant to the Security Documents, result in or require the creation or imposition of any Lien upon any of its property or assets.

     5. No consent, approval, authorization, exemption or other action by, notice to, or registration or filing with, any Governmental Authority of the United States of America or the State is required in connection with the due execution, delivery and performance by each of the Borrower or its Subsidiaries of the Credit Documents to which it is a party, the legality, validity or enforceability thereof or the consummation of the transactions contemplated thereby.

     6. There are no actions, investigations, suits or proceedings pending or, to the best of our knowledge, threatened, at law, in equity or in arbitration, before any court, other Governmental Authority or other Person, (i) against or affecting the Borrower or its Subsidiaries or any of their respective properties that would, if adversely determined, be reasonably likely to have a Material Adverse Effect, or (ii) with respect to any of the Credit Documents.

     7. Such other matters reasonably requested by the Administrative Agent as a result of its due diligence or negotiation of the Credit Documents.

                                  Exhibit B-3

Terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. The opinion should be addressed to the Administrative Agent and the Lenders under the Credit Agreement and should permit reliance thereon by the assignees and participants of the Lenders. The preamble to the following opinions should include a recitation of the documents reviewed and other customary preliminary provisions.

     1. The consummation by the Borrower of the transactions contemplated by the Credit Agreement do not and will not cause a violation of or default under any of the licenses, permits, consents, approvals and other authorizations issued by the Federal Communications Commission (the "FCC") for the operation of the broadcast stations of the Borrower or its Subsidiaries (the "FCC Licenses"), and all authorizations, approvals and consents of the FCC under the Communications Act (the "Act") required in connection with such transactions have been obtained, are in full force and effect, and have not been reversed, stayed, enjoined, set aside, annulled or suspended.

     2. Exhibit A hereto contains a true, correct and complete list of each FCC License granted or issued to the Borrower or any of its Subsidiaries, indicating, for each such license the corresponding broadcast station (collectively, the "Broadcast Stations"), the call sign, service, name of the authorized holder and the expiration date. The FCC Licenses constitute all of the licenses, permits, consents and other authorizations required by the FCC for the operation by the Borrower and its Subsidiaries of their respective Broadcast Stations as currently operated and as proposed to be operated from and after the Closing Date.

     3. Each FCC License is valid and in full force and effect, and no such license is subject to any material adverse condition. Each FCC License has been granted or issued by an action of the FCC as to which all applicable periods for administrative and judicial appeal, review and reconsideration have expired without such appeal, review or reconsideration having been taken or instituted by any party or by the FCC on its own motion. Counsel has no reason to believe that any FCC Licenses will not, subject to the filing of license renewal applications and payment of any applicable filing fees, be renewed for a full term in the ordinary course.

     4. There are (1) no judgments, decrees or orders issued or, to counsel's knowledge, threatened by the FCC with respect to the Borrower or any of its Subsidiaries, (2) no material complaints, petitions, applications, investigations or other proceedings pending, or to counsel's knowledge, threatened, before the FCC, including without limitation any notice of violation, notice of apparent liability or order to show cause, and (3) to counsel's knowledge, no events that have occurred that could result in (i) the termination, revocation or adverse modification of any FCC License, (ii) the imposition of any material financial penalty by the FCC upon the Borrower or any Subsidiary or (iii) a material adverse effect upon, or cause material disruption to, the business, operations or future prospects of any of the Broadcast Stations or the performance by the Borrower and its Subsidiaries under the Credit Documents.

     5. The Borrower and its Subsidiaries, to counsel's knowledge, have filed with the FCC all material reports, documents, instruments, information and applications required to be filed and have undertaken all other actions required to be taken pursuant to the Act and the rules promulgated thereunder or upon request of the FCC.

     6. The execution, delivery and performance by the Borrower and its Subsidiaries under the Credit Documents (a) do not and will not violate or conflict with any provision of the Act, or with any rule, regulation or published policy of the FCC; (b) do not and will not result in the forfeiture or the suspension, termination prior to its expiration date, revocation, material impairment, adverse modification or non-renewal of any FCC License; and
(c) do not and will not require any consent, authorization or approval of, or notice to or filing with, the FCC.

     7. Neither the Administrative Agent nor any Lender under the Credit Documents will, solely by reason of the execution, delivery and performance of any of the Credit Documents, be subject to the regulation or control of the FCC.

                                       2